SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 7, 2004

SOUTHERN PERU COPPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14066	13-3849074
(State or other jurisdiction of organization)	(Commission File Number)	(IRS Employer Identification No.)

2575 East Camelback Rd. Phoenix, AZ		85016
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 977-6500

Item 5.  Other Events

On January 7, 2004, Southern Peru Copper Corporation (the “Company”) issued a press release regarding the signing of the contract with the company Fluor for the Ilo Smelter project, as well as the filing of such contract with the Peruvian Ministry of Energy and Mines.  The press release is annexed as Exhibit 99.1 to this report and by this reference incorporated herein and made a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)    Exhibits. The following exhibit is filed with this report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press release by Southern Peru Copper Corporation dated January 7, 2004, announcing the signing of the contract for the Ilo smelter modernization project.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Southern Peru Copper Corporation

	By:	/s/ Armando Ortega Gomez
	Its:	Vice President, Legal, General Counsel and Secretary

Date: January 7, 2004

Exhibit Index

99.1	Press release by Southern Peru Copper Corporation dated January 7, 2004, announcing the signing of the contract for the Ilo smelter modernization project.